UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02351

Western Asset Income Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, N.Y. 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2015

WESTERN ASSET

INCOME FUND (PAI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary objective.

The Fund’s investment policies provide that its portfolio be invested as follows: at least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents; up to 25% in other fixed income securities, convertible bonds, convertible preferred and preferred stock; and not more than 25% in securities restricted as to resale. Trust preferred interests and capital securities are considered debt securities and not preferred stock for purposes of the foregoing guidelines.

II	Western Asset Income Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Income Fund for the twelve-month reporting period ended December 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2016

Western Asset Income Fund	III

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended December 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2015 U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment. Finally, the U.S. Department of Commerce’s initial estimate for fourth quarter 2015 GDP growth — released after the reporting period ended — was 0.7%. Slower growth was attributed to a deceleration in PCE and downturns in nonresidential fixed investment, exports and state and local government spending.

The U.S. labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By December 2015, unemployment was 5.0%, equaling its lowest level since April 2008.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (“Fed”)iii finally increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation…. The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” During its meeting that concluded on January 27, 2016 — after the reporting period ended — the Fed said it is, “…closely monitoring global economic and financial developments and is assessing their implications for the labor market and inflation, and for the balance of risks to the outlook. Given the economic outlook, the Committee decided to maintain the target range for the federal funds rate at 1/4 to 1/2 percent…. In determining the timing and size of future adjustments to the target range for the federal funds rate, the Committee will assess realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

IV	Western Asset Income Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Western Asset Income Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of debt securities. To a lesser extent, the Fund may also invest in privately placed debt securities and in certain equity securities. Capital appreciation is a secondary investment objective.

The Fund’s investment policies provide that its portfolio be invested as follows: at least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents; up to 25% in other fixed-income securities, convertible bonds, convertible preferred and preferred stock; and not more than 25% in securities restricted as to resale. Trust preferred interests and capital securities are considered debt securities and not preferred stock for purposes of the foregoing guidelines.

At Western Asset Management Company (“Western Asset”), the Fund’s investment adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Ryan K. Brist and Michael C. Buchanan.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted modest gains and generated mixed results versus equal-durationi Treasuries over the twelve months ended December 31, 2015. High-yield and investment grade corporate bonds were among the weakest performers during the reporting period. The fixed income market was volatile at times given fluctuating global economic data, uncertainties regarding future Federal Reserve Board (“Fed”)ii monetary policy and a number of geopolitical issues. In mid-December 2015, the Fed raised interest rates for the first time in nearly a decade.

Both short- and long-term Treasury yields moved higher during the twelve months ended December 31, 2015. Two-year Treasury yields rose from 0.67% at the beginning of the period to 1.06% at the end of the period. Their peak of 1.09% occurred on December 29, 2015, and they were as low as 0.44% on January 15, 2015. Ten-year Treasury yields were 2.17% at the beginning of the period and ended the period at 2.27%. Their peak of 2.50% was on June 10, 2015 and their low of 1.68% occurred at the end of January and early February 2015.

All told, the Barclays U.S. Aggregate Indexiii returned 0.55% for the twelve months ended December 31, 2015. The overall credit market, as represented by the Barclays U.S. Credit Index (the “Index”),iv returned -0.77% over the same period. During this period, as measured by the Index, lower-rated BBB-rated bonds significantly underperformed highly-rated AAA-rated securities, returning -2.73% and 0.84%, respectively.

Western Asset Income Fund 2015 Annual Report	1

Fund overview (cont’d)

Comparatively, high-yield bonds produced even weaker results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv declined 4.43%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We reduced the Fund’s exposure to the Utilities sector. In contrast, we increased its allocations to the Energy and Consumer Non-Cyclical1 sectors, along with adding to its cash position. From a credit quality perspective, we added to the Fund’s allocation to securities rated BBB and pared its exposures to securities rated AAA, AA, BB and CCC.

During the reporting period, Treasury futures, which were used to manage the Fund’s duration and yield curvevi positioning, contributed to performance.

Performance review

For the twelve months ended December 31, 2015, Western Asset Income Fund returned -2.21% based on its net asset value (“NAV”)vii and 1.88% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield Indexviii and the Barclays U.S. Credit Index, returned -4.47% and -0.77%, respectively, for the same period. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averageix returned -1.68% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.69 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2015. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2015
Price Per Share	12-Month Total Return**
$13.84 (NAV)	-2.21	%†
$13.02 (Market Price)	1.88	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight position in Financials.

[1]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

*	For the tax character of distributions paid during the fiscal year ended December 31, 2015, please refer to page 33 of this report.

2	Western Asset Income Fund 2015 Annual Report

Examples of holdings that contributed to performance were overweight positions in Royal Bank of Scotland Group PLC, Citigroup, Inc. and HSBC Holdings PLC. We favored large money center banks that we believed would continue to post consistent fundamental results, along with increased capital ratios. In addition, these banks are still constrained by regulators from returning excessive amounts of capital to shareholders — a positive for fixed income investors. Finally, we believe these issuers should continue to perform well on a relative basis as banks have historically posted improved fundamental results in rising rate environments.

Other strong performers during the reporting period included the Fund’s overweight in General Electric Capital Corp. Finally, from a sector perspective, an underweight to Utilities was rewarded as the sector lagged the Index.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its position in a number of individual holdings. Falling oil and commodity prices, due to an increase in supply and elevated mergers and acquisitions (“M&A”) activity, coupled with fears of lower global demand and slowing global growth, sent several of our positions lower. In particular, overweight positions in specific energy issuers, including Petróleos Mexicanos (“PEMEX”), Kinder Morgan Inc. (and its subsidiary Southern Natural Gas Co., LLC.) and Williams Cos., Inc. (and its subsidiary Transcontinental Gas Pipe Line Co., LLC) were negative for performance.

Elsewhere, our overweight in Vale Overseas Ltd. detracted from performance. This Brazilian diversified metals and mining company was negatively impacted by sharply falling commodity prices.

From a rating perspective, our bias to overweight BBB-rated investment grade issuers was not rewarded. We felt an improving economy, albeit a low and slow growth environment, would result in lower quality investment grade bonds outperforming. While this bias has overall been beneficial since the inception of the Fund, performance would have benefited during this reporting period had we reduced the Fund’s underweight allocations to AA-rated and A-rated issuers as they outperformed the overall investment-grade corporate bond market. In terms of the Fund’s sector positioning, overweight allocations to Energy, Basic Industry1 and Communications2 detracted from results as they all lagged the Index.

Looking for additional information?

The Fund is traded under the symbol “PAI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XPAIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[2]	Communications consists of the following industries: Media — Cable, Media — Non-Cable and Telecommunications.

Western Asset Income Fund 2015 Annual Report	3

Fund overview (cont’d)

Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 19, 2016

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, commonly known as “junk” bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which are subject to additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of December 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2015 were: Financials (39.0%), Energy (13.8%), Consumer Discretionary (8.4%), Telecommunication Services (7.8%) and Materials (5.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Income Fund 2015 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

The Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144A securities are also included.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category.

Western Asset Income Fund 2015 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the Fund’s portfolio as of December 31, 2015 and December 31, 2014, and does not include derivatives such as futures contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

6	Western Asset Income Fund 2015 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2015

Total Spread Duration
PAI	— 8.11 years
Benchmark	— 6.80 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
PAI	— Western Asset Income Fund

Western Asset Income Fund 2015 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — December 31, 2015

Total Effective Duration
PAI	— 6.66 years
Benchmark	— 6.90 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
PAI	— Western Asset Income Fund

8	Western Asset Income Fund 2015 Annual Report

Schedule of investments

December 31, 2015

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 92.3%
Consumer Discretionary — 8.4%
Automobiles — 0.6%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	$410,000	$482,890
General Motors Co., Senior Notes	5.200%	4/1/45	310,000	290,696
Total Automobiles				773,586
Hotels, Restaurants & Leisure — 0.5%
McDonald’s Corp., Senior Notes	4.700%	12/9/35	150,000	149,445
McDonald’s Corp., Senior Notes	4.875%	12/9/45	230,000	231,401
Wynn Macau Ltd., Senior Notes	5.250%	10/15/21	290,000	255,200	(a)
Total Hotels, Restaurants & Leisure				636,046
Household Durables — 0.1%
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	90,000	99,000
Media — 6.5%
21st Century Fox America Inc., Senior Debentures	7.750%	12/1/45	130,000	169,426
21st Century Fox America Inc., Senior Notes	6.550%	3/15/33	545,000	621,122
CCO Safari II LLC, Senior Secured Notes	6.384%	10/23/35	110,000	111,136	(a)
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	770,000	771,262	(a)
Comcast Corp., Bonds	6.400%	5/15/38	950,000	1,179,142
Comcast Corp., Notes	6.450%	3/15/37	220,000	273,807
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	208,781
Time Warner Cable Inc., Debentures	7.300%	7/1/38	100,000	108,416
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	160,000	161,918
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	690,000	800,437
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	50,000	45,182
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	410,000	483,681
Time Warner Inc., Senior Debentures	7.700%	5/1/32	595,000	742,656
Time Warner Inc., Senior Notes	4.900%	6/15/42	150,000	141,012
UBM PLC, Notes	5.750%	11/3/20	570,000	609,179	(a)
Viacom Inc., Senior Debentures	5.250%	4/1/44	70,000	57,757
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,000,000	1,015,000	(a)
WPP Finance 2010, Senior Notes	4.750%	11/21/21	840,000	905,076
WPP Finance 2010, Senior Notes	5.625%	11/15/43	150,000	152,179
Total Media				8,557,169
Specialty Retail — 0.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	160,000	167,200
Gap Inc., Senior Notes	5.950%	4/12/21	730,000	772,260
Total Specialty Retail				939,460
Total Consumer Discretionary				11,005,261

See Notes to Financial Statements.

Western Asset Income Fund 2015 Annual Report	9

Schedule of investments (cont’d)

December 31, 2015

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 5.0%
Beverages — 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	$260,000	$287,704
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	350,000	386,255	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	670,000	674,959	(a)
Total Beverages				1,348,918
Food & Staples Retailing — 0.7%
CVS Health Corp., Senior Notes	4.875%	7/20/35	180,000	185,848
CVS Health Corp., Senior Notes	5.125%	7/20/45	340,000	358,167
Whole Foods Market Inc., Senior Notes	5.200%	12/3/25	350,000	349,482	(a)
Total Food & Staples Retailing				893,497
Food Products — 0.4%
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	170,000	171,172
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	70,000	71,716	(a)
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	250,000	261,227	(a)
Total Food Products				504,115
Tobacco — 2.9%
Altria Group Inc., Senior Notes	9.950%	11/10/38	680,000	1,089,950
Altria Group Inc., Senior Notes	10.200%	2/6/39	230,000	377,166
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	260,000	258,029
Reynolds American Inc., Senior Notes	8.125%	6/23/19	330,000	388,317
Reynolds American Inc., Senior Notes	8.125%	5/1/40	270,000	331,191
Reynolds American Inc., Senior Notes	7.000%	8/4/41	320,000	359,848
Reynolds American Inc., Senior Notes	4.750%	11/1/42	720,000	687,226
Reynolds American Inc., Senior Notes	5.850%	8/15/45	320,000	355,757
Total Tobacco				3,847,484
Total Consumer Staples				6,594,014
Energy — 13.8%
Energy Equipment & Services — 1.0%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	370,000	417,738
ENSCO International Inc., Senior Bonds	7.200%	11/15/27	120,000	98,916
Ensco PLC, Senior Notes	5.200%	3/15/25	480,000	341,602
Halliburton Co., Senior Notes	5.000%	11/15/45	200,000	197,709
Pride International Inc., Senior Notes	6.875%	8/15/20	120,000	111,420
Pride International Inc., Senior Notes	7.875%	8/15/40	130,000	101,692
Total Energy Equipment & Services				1,269,077
Oil, Gas & Consumable Fuels — 12.8%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	465,000	494,128
Apache Corp., Senior Notes	6.900%	9/15/18	100,000	109,862

See Notes to Financial Statements.

10	Western Asset Income Fund 2015 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Apache Corp., Senior Notes	6.000%	1/15/37	$190,000	$183,509
Apache Corp., Senior Notes	5.100%	9/1/40	160,000	136,770
Apache Corp., Senior Notes	5.250%	2/1/42	90,000	79,778
Columbia Pipeline Group Inc., Senior Notes	5.800%	6/1/45	210,000	184,355	(a)
Comstock Resources Inc., Senior Secured Notes	10.000%	3/15/20	310,000	142,600	(a)
ConocoPhillips, Notes	6.500%	2/1/39	810,000	853,583
ConocoPhillips, Senior Notes	6.000%	1/15/20	310,000	345,373
Devon Energy Corp., Senior Notes	5.850%	12/15/25	320,000	311,214
Devon Energy Corp., Senior Notes	5.600%	7/15/41	320,000	241,865
Devon Energy Corp., Senior Notes	5.000%	6/15/45	270,000	204,634
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	380,000	389,752
Ecopetrol SA, Senior Notes	5.375%	6/26/26	740,000	630,850
Ecopetrol SA, Senior Notes	5.875%	5/28/45	176,000	124,960
Enbridge Energy Partners LP, Senior Notes	9.875%	3/1/19	120,000	136,647
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	250,000	231,250
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	292,325
EOG Resources Inc., Senior Notes	5.875%	9/15/17	540,000	575,282
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.875%	2/15/23	267,000	168,210
Halcon Resources Corp., Secured Notes	8.625%	2/1/20	60,000	41,400	(a)
Hess Corp., Notes	7.875%	10/1/29	1,180,000	1,288,962
Hess Corp., Senior Bonds	6.000%	1/15/40	300,000	265,953
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,080,000	1,160,248
Kinder Morgan Inc., Medium-Term Notes	7.800%	8/1/31	2,000,000	1,876,548
LUKOIL International Finance BV, Senior Notes	3.416%	4/24/18	300,000	292,110	(a)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	200,000	179,250	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	600,000	411,000	(a)
Noble Energy Inc., Senior Notes	6.000%	3/1/41	390,000	336,251
Noble Energy Inc., Senior Notes	5.250%	11/15/43	150,000	121,008
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	120,000	79,500
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	280,000	189,000
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	2,635,000	2,355,031
Phillips 66, Senior Notes	5.875%	5/1/42	160,000	160,377
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	440,000	434,183	(a)
Shell International Finance BV, Senior Notes	6.375%	12/15/38	250,000	295,550
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	5.400%	8/15/41	310,000	235,439
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	4.450%	8/1/42	450,000	301,131
Williams Cos. Inc., Debentures	7.500%	1/15/31	47,000	32,517
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	680,000	472,314

See Notes to Financial Statements.

Western Asset Income Fund 2015 Annual Report	11

Schedule of investments (cont’d)

December 31, 2015

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	$37,000	$26,204
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	610,000	459,736
Total Oil, Gas & Consumable Fuels				16,850,659
Total Energy				18,119,736
Financials — 37.4%
Banks — 18.8%
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	650,000	684,938	(b)(c)
Bank of America Corp., Senior Notes	6.500%	8/1/16	70,000	72,042
Bank of America Corp., Senior Notes	6.400%	8/28/17	300,000	321,359
Bank of America Corp., Senior Notes	7.625%	6/1/19	70,000	81,082
Bank of America Corp., Senior Notes	5.625%	7/1/20	30,000	33,323
Bank of America Corp., Senior Notes	5.875%	2/7/42	320,000	373,465
Bank of America Corp., Subordinated Notes	5.700%	5/2/17	1,000,000	1,042,876
Bank of America Corp., Subordinated Notes	6.110%	1/29/37	320,000	363,104
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	900,000	1,221,104
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000	310,895	(a)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	200,000	205,250	(a)(b)(c)
BPCE SA, Subordinated Notes	5.150%	7/21/24	410,000	413,446	(a)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	280,000	273,000	(b)(c)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	540,000	519,750	(b)(c)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	200,000	195,700	(b)(c)
Citigroup Inc., Senior Notes	8.125%	7/15/39	251,000	360,004
Citigroup Inc., Senior Notes	5.875%	1/30/42	240,000	275,380
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	750,000	814,120
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	400,000	397,352
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	404,000	459,316
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	370,000	453,681
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Junior Subordinated Notes	11.000%	6/30/19	708,000	874,026	(a)(b)(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Senior Notes	5.250%	5/24/41	570,000	650,001
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	5.750%	12/1/43	450,000	503,019
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	5.250%	8/4/45	340,000	356,283
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	560,000	627,200	(a)(b)(c)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	1,430,000	1,412,125	(b)(c)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	350,000	349,563	(b)(c)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	410,000	406,887

See Notes to Financial Statements.

12	Western Asset Income Fund 2015 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	$410,000	$425,426
ING Bank NV, Subordinated Notes	5.800%	9/25/23	600,000	651,882	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	250,000	245,962	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	150,000	141,750	(b)(c)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	260,000	259,637	(b)(c)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	720,000	762,462
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	440,000	478,808
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	150,000	149,971
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	880,000	880,000	(b)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,360,000	1,684,700	(b)(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	310,000	337,496
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,010,000	1,085,188
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	350,000	376,955
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	480,000	552,853
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	210,000	207,229	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	410,000	410,331	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/1/16	1,190,000	1,146,267	(b)(c)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	270,000	272,363	(b)(c)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	430,000	460,207
Total Banks				24,579,778
Capital Markets — 5.3%
Credit Suisse Group AG, Junior Subordinated Notes	6.250%	12/18/24	1,170,000	1,169,120	(a)(b)(c)
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	850,000	838,173	(a)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	270,000	268,212
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	270,000	296,607
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	570,000	679,897
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	640,000	748,119
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	500,000	485,693
KKR Group Finance Co. III LLC, Senior Bonds	5.125%	6/1/44	820,000	803,069	(a)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	100,000	109,653
Morgan Stanley, Senior Notes	5.500%	7/24/20	100,000	111,262
Morgan Stanley, Senior Notes	6.375%	7/24/42	90,000	111,289
Pershing Square Holdings Ltd., Senior Notes	5.500%	7/15/22	1,000,000	932,006	(a)
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	340,000	387,600
Total Capital Markets				6,940,700

See Notes to Financial Statements.

Western Asset Income Fund 2015 Annual Report	13

Schedule of investments (cont’d)

December 31, 2015

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Finance — 2.6%
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	$201,000	$220,095
American Express Co., Subordinated Debentures	6.800%	9/1/66	370,000	372,775	(c)
Capital One Financial Corp., Senior Notes	6.750%	9/15/17	230,000	246,756
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,300,000	1,491,979
Navient Corp., Senior Notes	7.250%	1/25/22	830,000	776,050
Navient Corp., Senior Notes	6.125%	3/25/24	290,000	236,350
Total Consumer Finance				3,344,005
Diversified Financial Services — 5.8%
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	150,000	148,725	(a)
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	11,000	11,660
Blackstone Holdings Finance Co., LLC, Senior Notes	4.450%	7/15/45	190,000	178,330	(a)
Carlyle Holdings II Finance LLC, Senior Secured Notes	5.625%	3/30/43	220,000	233,670	(a)
CME Group Inc., Senior Notes	5.300%	9/15/43	440,000	503,771
GE Capital International Funding Co., Senior Notes	2.342%	11/15/20	397,000	393,689	(a)
GE Capital International Funding Co., Senior Notes	4.418%	11/15/35	448,000	457,176	(a)
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	126,000	171,747
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	370,000	386,391	(c)
General Electric Capital Corp., Subordinated Notes	5.300%	2/11/21	138,000	155,612
ILFC E-Capital Trust I, Junior Subordinated Notes	4.490%	12/21/65	470,000	427,700	(a)(c)
ILFC E-Capital Trust II, Bonds	4.740%	12/21/65	790,000	726,800	(a)(c)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	190,000	202,350
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	470,000	511,712
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	130,000	139,263
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	190,000	224,675
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	700,000	767,375	(a)
Voya Financial Inc., Senior Notes	5.700%	7/15/43	500,000	567,669
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,440,000	1,455,120	(a)(c)
Total Diversified Financial Services				7,663,435
Insurance — 3.7%
AIA Group Ltd., Senior Notes	4.875%	3/11/44	400,000	418,966	(a)
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	480,000	528,000	(c)
American Equity Investment Life Holding Co., Senior Notes	6.625%	7/15/21	60,000	62,400
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	80,000	87,400
American International Group Inc., Senior Notes	6.400%	12/15/20	90,000	103,827
Aon PLC, Senior Notes	4.750%	5/15/45	90,000	88,972
AXA SA, Subordinated Bonds	8.600%	12/15/30	200,000	268,750
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	170,000	197,634

See Notes to Financial Statements.

14	Western Asset Income Fund 2015 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	$190,000	$193,800	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	190,000	216,600	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	490,000	590,389	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,150,000	1,256,375
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	340,000	382,500	(c)
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	400,000	494,552	(a)
Total Insurance				4,890,165
Real Estate Investment Trusts (REITs) — 0.1%
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	120,000	101,400
Communications Sales & Leasing Inc., Senior Secured Notes	6.000%	4/15/23	50,000	47,250	(a)
Total Real Estate Investment Trusts (REITs)				148,650
Real Estate Management & Development — 0.7%
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	500,000	475,000
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	280,000	381,221
Total Real Estate Management & Development				856,221
Thrifts & Mortgage Finance — 0.4%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	500,000	476,250	(a)
Total Financials				48,899,204
Health Care — 3.6%
Biotechnology — 1.8%
AbbVie Inc., Senior Subordinated Notes	4.500%	5/14/35	350,000	342,859
AbbVie Inc., Senior Subordinated Notes	4.700%	5/14/45	420,000	410,536
Amgen Inc., Senior Notes	5.150%	11/15/41	420,000	426,398
Celgene Corp., Senior Notes	5.000%	8/15/45	370,000	371,438
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	60,000	68,359
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	450,000	440,174
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	340,000	344,089
Total Biotechnology				2,403,853
Health Care Providers & Services — 1.0%
Anthem Inc., Senior Notes	5.875%	6/15/17	290,000	306,546
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	30,000	28,059
Humana Inc., Senior Notes	8.150%	6/15/38	80,000	108,718
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	31,000	33,350
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	450,000	473,981
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	340,000	319,175
Total Health Care Providers & Services				1,269,829
Pharmaceuticals — 0.8%
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	480,000	466,491

See Notes to Financial Statements.

Western Asset Income Fund 2015 Annual Report	15

Schedule of investments (cont’d)

December 31, 2015

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — continued
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	$420,000	$409,519
Zoetis Inc., Senior Notes	4.700%	2/1/43	160,000	139,679
Total Pharmaceuticals				1,015,689
Total Health Care				4,689,371
Industrials — 5.2%
Aerospace & Defense — 1.1%
Bombardier Inc., Senior Notes	7.500%	3/15/18	70,000	68,250	(a)
Exelis Inc., Senior Notes	5.550%	10/1/21	520,000	570,231
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	150,000	151,859
Lockheed Martin Corp., Senior Notes	4.700%	5/15/46	360,000	368,774
United Technologies Corp., Senior Notes	6.125%	2/1/19	200,000	223,036
Total Aerospace & Defense				1,382,150
Airlines — 1.2%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	280,000	280,874	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	93,522	100,069
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	126,925	133,271
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.545%	2/2/19	98,098	104,346
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	158,514	178,646
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.256%	3/15/20	117,019	126,381
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	76,347	85,700
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	146,300	164,221
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	55,212	58,248
US Airways, Pass-Through Trust, Senior Secured Bonds	5.900%	10/1/24	298,975	330,368
Total Airlines				1,562,124
Commercial Services & Supplies — 1.1%
Republic Services Inc., Senior Notes	5.500%	9/15/19	130,000	143,027
Republic Services Inc., Senior Notes	5.250%	11/15/21	330,000	364,827
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	600,000	600,000	(a)
Waste Management Inc., Senior Notes	7.750%	5/15/32	250,000	334,451
Total Commercial Services & Supplies				1,442,305
Industrial Conglomerates — 0.5%
General Electric Co., Junior Subordinated Bonds	4.100%	12/15/22	710,580	708,804	(b)(c)

See Notes to Financial Statements.

16	Western Asset Income Fund 2015 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Machinery — 0.8%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	$220,000	$211,917
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	790,000	875,283
Total Machinery				1,087,200
Road & Rail — 0.5%
Burlington Northern Santa Fe LLC, Senior Notes	4.900%	4/1/44	460,000	472,040
Union Pacific Corp., Senior Notes	4.375%	11/15/65	120,000	111,237
Total Road & Rail				583,277
Total Industrials				6,765,860
Information Technology — 3.0%
Communications Equipment — 0.5%
Harris Corp., Senior Notes	4.854%	4/27/35	260,000	255,828
Harris Corp., Senior Notes	5.054%	4/27/45	210,000	205,625
QUALCOMM Inc., Senior Subordinated Notes	4.800%	5/20/45	210,000	186,587
Total Communications Equipment				648,040
Electronic Equipment, Instruments & Components — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	290,000	284,200
IT Services — 1.4%
Hewlett-Packard Enterprise Co., Senior Notes	6.350%	10/15/45	230,000	218,349	(a)
HP Enterprise Services LLC, Notes	7.450%	10/15/29	420,000	487,116
Visa Inc., Senior Notes	4.150%	12/14/35	400,000	403,831
Visa Inc., Senior Notes	4.300%	12/14/45	730,000	740,628
Total IT Services				1,849,924
Semiconductors & Semiconductor Equipment — 0.6%
Intel Corp., Senior Notes	4.900%	7/29/45	330,000	348,798
KLA-Tencor Corp., Senior Notes	4.650%	11/1/24	360,000	362,215
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	110,000	118,209
Total Semiconductors & Semiconductor Equipment				829,222
Software — 0.1%
Microsoft Corp., Senior Notes	4.750%	11/3/55	50,000	51,790
Technology Hardware, Storage & Peripherals — 0.2%
HP Inc., Senior Notes	4.650%	12/9/21	310,000	308,827
Total Information Technology				3,972,003
Materials — 5.8%
Chemicals — 0.9%
Dow Chemical Co., Debentures	7.375%	11/1/29	800,000	988,039
Ecolab Inc., Senior Notes	5.500%	12/8/41	140,000	152,322
Total Chemicals				1,140,361

See Notes to Financial Statements.

Western Asset Income Fund 2015 Annual Report	17

Schedule of investments (cont’d)

December 31, 2015

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Containers & Packaging — 0.2%
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	$230,000	$239,717
Metals & Mining — 4.3%
Alcoa Inc., Senior Notes	5.870%	2/23/22	800,000	780,000
Alcoa Inc., Senior Notes	5.125%	10/1/24	320,000	291,200
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	248,000	212,749
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	100,000	89,880
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	470,000	453,550	(a)(c)
Freeport-McMoRan Inc., Senior Notes	2.150%	3/1/17	170,000	155,550
Freeport-McMoRan Inc., Senior Notes	2.300%	11/14/17	100,000	85,250
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	80,000	62,400
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	60,000	34,800
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	110,000	100,650	(a)
Glencore Finance Canada Ltd., Senior Notes	6.900%	11/15/37	430,000	344,000	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	660,000	770,491
Southern Copper Corp., Senior Notes	5.375%	4/16/20	150,000	156,021
Southern Copper Corp., Senior Notes	5.250%	11/8/42	470,000	339,213
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	140,000	141,050
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,148,000	802,498
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	310,000	280,170	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	350,000	221,528	(a)
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	370,000	313,754
Total Metals & Mining				5,634,754
Paper & Forest Products — 0.4%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	310,000	294,500
Georgia-Pacific LLC, Senior Bonds	7.375%	12/1/25	250,000	309,759
Total Paper & Forest Products				604,259
Total Materials				7,619,091
Telecommunication Services — 7.8%
Diversified Telecommunication Services — 6.4%
AT&T Inc., Senior Notes	4.500%	5/15/35	360,000	332,950
AT&T Inc., Senior Notes	5.350%	9/1/40	300,000	296,315
AT&T Inc., Senior Notes	5.550%	8/15/41	300,000	301,461
AT&T Inc., Senior Notes	4.750%	5/15/46	260,000	238,055
British Telecommunications PLC, Bonds	9.625%	12/15/30	330,000	481,521
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	160,000	161,478
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	750,000	588,750
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	262,048
Qwest Corp., Debentures	6.875%	9/15/33	850,000	815,657

See Notes to Financial Statements.

18	Western Asset Income Fund 2015 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	$450,000	$444,375	(a)
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	60,000	72,105
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,790,000	1,967,793
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	1,256,000	1,491,136
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	1,059,000	969,611
Total Diversified Telecommunication Services				8,423,255
Wireless Telecommunication Services — 1.4%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	850,000	935,090
Sprint Corp., Senior Notes	7.250%	9/15/21	330,000	249,051
Sprint Corp., Senior Notes	7.875%	9/15/23	400,000	300,400
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	230,000	300,717
Total Wireless Telecommunication Services				1,785,258
Total Telecommunication Services				10,208,513
Utilities — 2.3%
Electric Utilities — 2.0%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	210,000	216,645
Enersis SA, Notes	7.400%	12/1/16	452,000	471,605
FirstEnergy Corp., Notes	7.375%	11/15/31	830,000	1,010,926
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	140,000	164,953
PNPP II Funding Corp., Senior Bonds	9.120%	5/30/16	58,000	58,939
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	390,000	612,968
Total Electric Utilities				2,536,036
Gas Utilities — 0.1%
Southern Natural Gas Co., LLC, Senior Notes	5.900%	4/1/17	170,000	172,865	(a)
Multi-Utilities — 0.2%
DTE Energy Co., Senior Notes	6.350%	6/1/16	260,000	265,531
Total Utilities				2,974,432
Total Corporate Bonds & Notes (Cost — $118,137,816)				120,847,485
Asset-Backed Securities — 0.9%
Countrywide Asset-Backed Certificates, 2004-6 1A1	0.962%	12/25/34	514,490	466,958	(c)
GoldenTree Loan Opportunities Ltd., 2015-10A D	3.632%	7/20/27	250,000	228,391	(a)(c)
Madison Park Funding Ltd., 2013-11A C	3.066%	10/23/25	250,000	242,788	(a)(c)
Regatta IV Funding Ltd., 2014-1A D	3.820%	7/25/26	250,000	217,053	(a)(c)
Total Asset-Backed Securities (Cost — $1,200,777)				1,155,190

See Notes to Financial Statements.

Western Asset Income Fund 2015 Annual Report	19

Schedule of investments (cont’d)

December 31, 2015

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 1.1%
California — 0.8%
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue, Build America Bonds, Recovery Zone Economic Development	7.618%	8/1/40	$650,000	$909,597
University of California Revenue, Taxable	4.062%	5/15/33	150,000	151,194
Total California				1,060,791
Illinois — 0.3%
Chicago, IL, GO, Taxable Project	7.781%	1/1/35	10,000	10,947
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	310,000	323,718
Total Illinois				334,665
Total Municipal Bonds (Cost — $1,462,806)				1,395,456
Sovereign Bonds — 1.0%
Canada — 0.7%
Quebec Province, Notes	7.970%	7/22/36	650,000	964,236
Mexico — 0.0%
United Mexican States, Senior Notes	4.750%	3/8/44	30,000	27,330
Turkey — 0.3%
Republic of Turkey, Senior Bonds	4.250%	4/14/26	420,000	393,772
Total Sovereign Bonds (Cost — $1,180,369)				1,385,338
U.S. Government & Agency Obligations — 0.4%
U.S. Government Obligations — 0.4%
U.S. Treasury Bonds	2.500%	2/15/45	50,000	44,861
U.S. Treasury Bonds	2.875%	8/15/45	30,000	29,136
U.S. Treasury Notes	1.625%	11/30/20	220,000	218,694
U.S. Treasury Notes	2.000%	8/15/25	220,000	214,509
Total U.S. Government & Agency Obligations (Cost — $509,393)				507,200

			Shares
Preferred Stocks — 1.6%
Financials — 1.6%
Capital Markets — 0.2%
State Street Corp.	5.900%		10,107	279,762	(c)
Consumer Finance — 1.0%
GMAC Capital Trust I	8.125%		52,500	1,331,400	(c)
Diversified Financial Services — 0.3%
Citigroup Capital XIII	6.692%		15,253	396,425	(c)

See Notes to Financial Statements.

20	Western Asset Income Fund 2015 Annual Report

Western Asset Income Fund

Security	Rate	Shares	Value
Insurance — 0.1%
Delphi Financial Group Inc.	7.376%	5,725	$142,231	(c)
Total Preferred Stocks (Cost — $2,030,082)			2,149,818
Total Investments — 97.3% (Cost — $124,521,243#)			127,440,487
Other Assets in Excess of Liabilities — 2.7%			3,513,905
Total Net Assets — 100.0%			$130,954,392

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security has no maturity date. The date shown represents the next call date.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is $124,560,149.

Abbreviation used in this schedule:
GO	— General Obligation

See Notes to Financial Statements.

Western Asset Income Fund 2015 Annual Report	21

Statement of assets and liabilities

December 31, 2015

Assets:
Investments, at value (Cost — $124,521,243)	$127,440,487
Cash	1,525,573
Interest receivable	1,727,884
Deposits with brokers for open futures contracts	392,146
Prepaid expenses	11,422
Other assets	13,944
Total Assets	131,111,456

Liabilities:
Investment management fee payable	57,323
Payable to broker — variation margin on open futures contracts	40,703
Directors’ fees payable	809
Accrued expenses	58,229
Total Liabilities	157,064
Total Net Assets	$130,954,392

Net Assets:
Par value ($0.01 par value; 20,000,000 shares authorized, 9,462,123 shares issued and outstanding)	$94,621
Paid-in capital in excess of par value	142,837,942
Undistributed net investment income	1,169,288
Accumulated net realized loss on investments and futures contracts	(16,053,495)
Net unrealized appreciation on investments and futures contracts	2,906,036
Total Net Assets	$130,954,392

Shares Outstanding	9,462,123

Net Asset Value	$13.84

See Notes to Financial Statements.

22	Western Asset Income Fund 2015 Annual Report

Statement of operations

For the Year Ended December 31, 2015

Investment Income:
Interest	$7,502,783
Dividends	181,070
Total Investment Income	7,683,853

Expenses:
Investment management fee (Note 2)	732,247
Legal fees	68,474
Franchise taxes	48,442
Transfer agent fees	47,857
Audit and tax fees	40,327
Fund accounting fees	29,734
Shareholder reports	24,169
Stock exchange listing fees	21,202
Directors’ fees	18,774
Custody fees	3,415
Excise tax (Note 1)	3,300
Miscellaneous expenses	10,373
Total Expenses	1,048,314
Less: Fee waivers and/or expense reimbursements (Note 2)	(24,000)
Net Expenses	1,024,314
Net Investment Income	6,659,539

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,111,769
Futures contracts	(398,079)
Net Realized Gain	713,690
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(11,122,448)
Futures contracts	792,719
Change in Net Unrealized Appreciation (Depreciation)	(10,329,729)
Net Loss on Investments and Futures Contracts	(9,616,039)
Decrease in Net Assets From Operations	$(2,956,500)

See Notes to Financial Statements.

Western Asset Income Fund 2015 Annual Report	23

Statements of changes in net assets

For the Years Ended December 31,	2015	2014

Operations:
Net investment income	$6,659,539	$6,872,085
Net realized gain (loss)	713,690	(688,812)
Change in net unrealized appreciation (depreciation)	(10,329,729)	4,101,931
Increase (Decrease) in Net Assets from Operations	(2,956,500)	10,285,204

Distributions to Shareholders From (Note 1):
Net investment income	(6,528,870)	(6,528,879)
Decrease in Net Assets from Distributions to Shareholders	(6,528,870)	(6,528,879)
Increase (Decrease) in Net Assets	(9,485,370)	3,756,325

Net Assets:
Beginning of year	140,439,762	136,683,437
End of year*	$130,954,392	$140,439,762
*Includesundistributed net investment income of:	$1,169,288	$1,060,008

See Notes to Financial Statements.

24	Western Asset Income Fund 2015 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:
	2015[1]	2014[1]	2013[1]	2012[1]	2011[1]

Net asset value, beginning of year	$14.84	$14.45	$15.04	$13.76	$13.82

Income (loss) from operations:
Net investment income	0.70	0.73	0.73	0.73	0.77
Net realized and unrealized gain (loss)	(1.01)	0.35	(0.63)	1.27	(0.08)
Total income (loss) from operations	(0.31)	1.08	0.10	2.00	0.69

Less distributions from:
Net investment income	(0.69)	(0.69)	(0.69)	(0.72)	(0.75)
Total distributions	(0.69)	(0.69)	(0.69)	(0.72)	(0.75)

Net asset value, end of year	$13.84	$14.84	$14.45	$15.04	$13.76

Market price, end of year	$13.02	$13.45	$13.17	$14.82	$13.81
Total return, based on NAV[2,3]	(2.21)%	7.57%	0.73%	14.84%	5.04%
Total return, based on Market Price[4]	1.88%	7.44%	(6.47)%	12.76%	13.32%

Net assets, end of year (000s)	$130,954	$140,440	$136,683	$142,322	$129,895

Ratios to average net assets:
Gross expenses	0.76%	0.73%	0.75%	0.72%	0.76%
Net expenses[5]	0.74	0.71	0.73	0.70	0.74
Net investment income	4.82	4.87	5.02	5.06	5.55

Portfolio turnover rate	42%	38%	70%	90%	56%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Income Fund 2015 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified investment company.

The Fund seeks high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the

26	Western Asset Income Fund 2015 Annual Report

“Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Income Fund 2015 Annual Report	27

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Industrials	—	$6,639,479	$126,381	$6,765,860
Other corporate bonds & notes	—	114,081,625	—	114,081,625
Asset-backed securities	—	1,155,190	—	1,155,190
Municipal bonds	—	1,395,456	—	1,395,456
Sovereign bonds	—	1,385,338	—	1,385,338
U.S. government & agency obligations	—	507,200	—	507,200
Preferred stocks	$2,149,818	—	—	2,149,818
Total investments	$2,149,818	$125,164,288	$126,381	$127,440,487
Other financial instruments:
Futures contracts	$5,899	—	—	$5,899
Total	$2,155,717	$125,164,288	$126,381	$127,446,386

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$19,107	—	—	$19,107

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase trans-

28	Western Asset Income Fund 2015 Annual Report

action. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Western Asset Income Fund 2015 Annual Report	29

Notes to financial statements (cont’d)

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund anticipates being subject to an excise tax for calendar year 2015 of approximately $2,512.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Paid-in Capital
(a)	$(21,389)	$21,389

(a)	Reclassifications are due to a non-deductible excise tax accrued by the Fund and book/tax differences in the treatment of certain distributions.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company (“Adviser”), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the

30	Western Asset Income Fund 2015 Annual Report

Fund. In return for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the average monthly net assets of the Fund up to $60,000,000 and 0.40% of such net assets in excess of $60,000,000. If expenses (including the Adviser’s fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Fund of its securities, and extraordinary expenses beyond the control of the Fund) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 and 1% of average net assets over $30,000,000, the Adviser has contractually agreed to reimburse the Fund for any excess.

During the year ended December 31, 2015, fees waived and/or expenses reimbursed amounted to $24,000.

Western Asset Management Company Limited (“WAML”) provides the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. As compensation, the Adviser pays WAML a fee based on the pro rata assets of the Fund managed by WAML during the month.

Under the terms of an administrative services agreement among the Fund, the Adviser, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), Western Asset (not the Fund) pays LMPFA a monthly fee of $3,000 (an annual rate of $36,000). LMPFA and WAML are wholly-owned subsidiaries of Legg Mason, Inc.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$42,948,092	$13,718,920
Sales	40,821,045	16,673,133

At December 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,609,972
Gross unrealized depreciation	(4,729,634)
Net unrealized appreciation	$2,880,338

Western Asset Income Fund 2015 Annual Report	31

Notes to financial statements (cont’d)

At December 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	17	3/16	$3,698,368	$3,692,984	$(5,383)
U.S. Treasury 10-Year Notes	38	3/16	4,790,897	4,784,438	(6,459)
U.S. Treasury Ultra Long-Term Bonds	5	3/16	787,860	793,438	5,577
					(6,265)
Contracts to Sell:
U.S. Treasury 5-Year Notes	2	3/16	236,962	236,641	322
U.S. Treasury Long-Term Bonds	115	3/16	17,673,986	17,681,250	(7,265)
					(6,943)
Net unrealized depreciation on open futures contracts					$(13,208)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2015.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$5,899

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$19,107

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(398,079)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$792,719

32	Western Asset Income Fund 2015 Annual Report

During the year ended December 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$19,024,958
Futures contracts (to sell)	20,345,124

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$40,703	$(40,703)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Distributions subsequent to December 31, 2015

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
1/22/2016	1/29/2016	$0.0575
2/19/2016	2/26/2016	$0.0575

6. Stock repurchase program

On November 20, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the period ended December 31, 2015, the Fund did not repurchase any shares.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$6,528,870	$6,528,879

Western Asset Income Fund 2015 Annual Report	33

Notes to financial statements (cont’d)

As of December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,199,829
Deferred capital losses*	(4,424,656)
Capital loss carryforward**	(11,520,200)
Other book/tax temporary differences(a)	(18,469)
Unrealized appreciation (depreciation)(b)	2,785,325
Total accumulated earnings (losses) — net	$(11,978,171)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of December 31, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2016	$(676,492)
12/31/2017	(10,616,218)
12/31/2018	(227,490)
$(11,520,200)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

34	Western Asset Income Fund 2015 Annual Report

Report of independent registered public

accounting firm

To the Board of Directors and Shareholders of the

Western Asset Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Income Fund (the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2016

Western Asset Income Fund 2015 Annual Report	35

Board approval of management and

subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Western Asset Management Company (“Western Asset”) and the Investment Subadvisory Agreement (together with the Advisory Agreement, the “Agreements”) between Western Asset and Western Asset Management Company Limited (“WAML”) with respect to the Fund at meetings held on September 24, 2015 and October 20 and 27, 2015. At a meeting held on November 17, 2015, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset and WAML (together, the “Advisers”), including relevant investment advisory personnel; reviewed a variety of information prepared by the Advisers and materials provided by Broadridge and counsel to the Independent Directors; and reviewed performance and expense information for a peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on differences between the Fund’s share price and net asset value per share, and related discussions with the Advisers’ personnel.

As part of their review, the Directors examined the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including the Advisers’ business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well-suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in a peer group of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The Directors noted that the performance of the Fund exceeded its peer average performance for each of the three- and five-

36	Western Asset Income Fund

year periods, but was lower than its peer average for the one- and ten-year periods ended August 31, 2015 as compared to its peer group.

The Directors also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that the management fee paid by the Fund to Western Asset was higher than the average of the fees paid by funds in its peer group, and that Western Asset was responsible for payment of the management fee to WAML. The Directors also noted that the Fund’s total expenses were lower than the average of the funds in its peer group. They noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference in responsibilities, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their respective relationships with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and Legg Mason Partners Funds Advisor, LLC, the Fund’s administrator. In that connection, the Directors concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors concluded that, because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Western Asset Income Fund	37

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of investment advisory services being provided by the Advisers, but would continue to closely monitor the Advisers’ performance; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

38	Western Asset Income Fund

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office and length of time served[1]	Since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	11
Other board memberships held by Director during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 Foundation (formerly Amateur Athletic Foundation of Los Angeles); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2013)
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	11
Other board memberships held by Director during the past five years	OBN Holdings, Inc. (film, television and media company)

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	11
Other board memberships held by Director during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

Western Asset Income Fund	39

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006); Chairman of Excellent Education Development (since 2000)
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	11
Other board memberships held by Director during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Since 2004
Principal occupations during the past five years	Director of LifeLock, Inc. (since 2015) (identity theft protection); Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company); Director of Core Logic, Inc. (since 2012) (information, analytics and business services company); formerly, Director of OrbitzWorldwide, Inc. (2007 to 2014) (online travel company); formerly, Director of MarketTools, Inc. (2010 to 2012) (market research software provider); formerly, Director of eHarmony, Inc. (2005 to 2011) (online dating company)
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	11
Other board memberships held by Director during the past five years	None

Interested Directors
Ronald L. Olson[3]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	11
Other board memberships held by Director during the past five years	Edison International; City National Corporation (financial services company); The Washington Post Company; and Berkshire Hathaway, Inc.

40	Western Asset Income Fund

Interested Directors cont’d
Jane Trust, CFA[4]
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office and length of time served[1]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	151
Other board memberships held by Director during the past five years	None

Officers[5]
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office and length of time served[1]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Western Asset Income Fund	41

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office and length of time served[1]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law and the rules of the New York Stock Exchange. Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

[2]

Each Director also serves as a Trustee of Western Asset Premier Bond Fund (closed-end investment company) and oversees the nine portfolios of Western Asset Funds, Inc. (open-end investment companies), which are considered part of the same Fund Complex as the Fund.

[3]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to the Investment Adviser.

[4]

Effective June 1, 2015, Ms. Trust became a Director. In addition Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

42	Western Asset Income Fund

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Income Fund	43

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

44	Western Asset Income Fund

Dividend reinvestment plan (unaudited)

The Fund offers to all shareholders a Dividend Reinvestment Plan (“Plan”). For participants in the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) are automatically invested in shares of the Fund. Interested shareholders may obtain more information or sign up for the Plan by contacting the agent. Shareholders who own shares in a brokerage, bank, or other financial institution account must contact the Company where their account is held in order to participate in the Plan.

If you elect to participate in the Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the net asset value (“NAV”) of a Fund share. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV the Agent will, as agent for the participants, buy shares of the Fund’s stock through a broker on the open market or in a negotiated transaction (subject to price and other terms to which the agent may agree). The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, with the exceptions noted below. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan will be charged to participants. The commission participants pay for selling shares under the Plan is calculated as $2.50 plus $0.15 per share. Beneficial shareholders should contact the company holding their account for further information concerning fees that may apply to selling shares under the Plan. In the event the Fund determines to no longer pay the costs applicable to the Plan, the Agent will terminate the Plan and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare. Distributions to Plan participants will be in the form of stock, unless the Agent is notified in writing 10 days prior to the record date fixed by the Board of Directors for the distribution that you wish to receive a cash payment. Beneficial shareholders should contact the company holding their account for further information regarding deadlines that might apply.

Western Asset Income Fund	45

Dividend reinvestment plan (unaudited) (cont’d)

You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions.

Upon termination of the Plan, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant’s account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to each participant each year.

Registered shareholders can make inquiries regarding the Plan, as well as sign up or terminate their participation in the Plan by contacting American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, N.Y. 11219 — Investor Relations, telephone number 1-888-888-0151. Beneficial Shareholders can make inquiries regarding the Plan as well as sign up or terminate their participation in the Plan by contacting the company where their account is held.

46	Western Asset Income Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2015:

Record date:	1/23/2015	2/20/2015	Monthly
Payable date:	1/30/2015	2/27/2015	March 2015 - December 2015
Ordinary income: Qualified dividend income for individuals	5.34%	5.35%	5.69%
Dividends qualifying for the dividends received deduction for corporations	4.59%	4.60%	4.96%

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Qualified Net Investment Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Record date:	1/23/2015	2/20/2015	Monthly
Payable date:	1/30/2015	2/27/2015	March 2015 - December 2015
Qualified net investment income	59.00%	59.00%	65.00%

Please retain this information for your records.

Western Asset Income Fund	47

Western Asset

Income Fund

Directors

Robert Abeles, Jr

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart

Chairman

Jaynie M. Studenmund

Jane Trust*

Officers

Jane Trust*

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer and Treasurer

Todd F. Kuehl

Chief Compliance Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Jenna Bailey

Identify Theft Prevention Officer

*	Effective June 1, 2015, Ms. Trust became a Director, President and Chief Executive Officer.

Western Asset Income Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Transfer agent

American Stock Transfer & Trust Company

5201 15th Avenue

Brooklyn, NY 11219

New York Stock Exchange Symbol

PAI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-ends funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Income Fund

Western Asset Income Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX013146 2/16 SR16-2709

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Robert Abeles, Jr. possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous last two fiscal years ending December 31, 2014 and December 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,464 in December 31, 2014 and $41,604 in December 31, 2015.

b) Audit-Related Fees. There were no aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,800 in December 31, 2014 and $4,850 in December 31, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $148 in December 31, 2014 and $557 in December 31, 2015 other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Income Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Income Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Income Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2014 and December 31, 2015; Tax Fees were 100% and 100% for December 31, 2014 and December 31, 2015; and Other Fees were 100% and 100% for December 31, 2014 and December 31, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Income Fund, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Income Fund during the reporting period were $248,092 in December 31, 2014 and $330,248 in December 31, 2015.

(h) Yes. Western Asset Income Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Income Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately - designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its portfolio securities to its adviser, Western Asset Management Company (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are attached as an exhibit to this Form N-CSR.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager and head of U.S. Investment Grade Credit at Western Asset since 2009; portfolio manager and Chief Investment Officer at Logan Circle Partners, L.P. from 2007-2009.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; Deputy Chief Investment Officer since 2014; portfolio manager at Western Asset the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2014.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech‡	109 registered investment companies with $117.1 billion in total assets under management	276 Other pooled investment vehicles with $84.8 billion in assets under management*	622 Other accounts with $171.7 billion in total assets under management**

Ryan K. Brist‡	8 registered investment Company with $2.1 billion in total assets Under management	23 Other pooled investment vehicles with $13.9 billion in assets under management	54 Other accounts with $20.2 billion in total assets under management***

Michael C. Buchanan‡	43 registered investment Company with $39.3 billion in total assets Under management	78 Other pooled investment vehicles with $34.7 billion in assets under management****	191 Other accounts with $50.7 billion in total assets under management*****

*	Includes 8 accounts managed, totaling $1.5 billion, for which advisory fee is performance based.
**	Includes 57 accounts managed, totaling $17.6 billion, for which advisory fee is performance based.
***	Includes 3 accounts managed, totaling $0.6 billion, for which advisory fee is performance based.
****	Includes 4 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.
*****	Includes 21 accounts managed, totaling $7.5 billion, for which advisory fee is performance based.

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but he is not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2015.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	E
Ryan K. Brist	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Income Fund

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 24, 2016